CONFIRMATION

DATE:

April 27, 2007

TO:

WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust of MASTR Adjustable Rate Mortgages Trust 2007-HF1 (“Counterparty”)

Phone #: 410-884-2000

Fax #: 410-715-2380

ATTN:

Client Manager-MARM 2007-HF1

FROM:

The Bank of New York (“BNY”)

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attn:  Swap Confirmation Dept.

Phone #: 212-804-5163/5161/5103

Fax #:  212-804-5818/5837

Email: irdsuppdocs@bankofny.com

RE:

Transaction Reference Number: 39184

===================================================================

The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation.   In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.  In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

This Confirmation constitutes a “Confirmation” as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of April 27, 2007, as amended and supplemented from time to time (the “Agreement”), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:

The amount set forth on the Schedule I attached hereto for such Calculation Period

Trade Date:

April 5, 2007

Effective Date:

November 26, 2007

Termination Date:

January 25, 2012, subject to adjustment in accordance with the Modified Following Business Day Convention

FIXED AMOUNTS

Fixed Amount Payer:

Counterparty

Fixed Amount:

USD 290,000.00

Fixed Amount Payer

Payment Date:

April 27, 2007

FLOATING AMOUNTS

Floating Rate Payer:

BNY

Cap Rate:

6.25%

Floating Rate Payer

Period End Dates:

The 25th day of each month, beginning on December 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

1 month

Spread:

None

Floating Rate Day Count

Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period or Compounding Period, if Compounding is applicable

Compounding:

Inapplicable

ADDITIONAL TERMS

Business Days:

New York

Calculation Agent:

BNY

Payment Instructions:

When remitting funds

to us, please pay:

The Bank of New York

Derivative Products Support Department

ABA #:  021000018

Account #:  890-0068-175

Reference:  Interest Rate Swaps

We will pay you at:

Wells Fargo Bank, N.A.

San Francisco, CA

ABA # 121-000-248

Acct. # 3970771416

Acct. Name: SAS Clearing

FFC: 53139202

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it by facsimile to: Derivative Products Support Department, Attn: Kenny Au-Yeung / Eugene Chun at 212-804-5818/5837.

THE BANK OF NEW YORK

By:_/s/ Renee Etheart ____________

Name: Renee Etheart

Title: Vice President

Accepted and confirmed as

of the date first written:

WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST OF MASTR ADJUSTABLE RATE MORTGAGES TRUST 2007-HF1

By:_/s/ Graham M. Oglesby_____

Name: Graham M. Oglesby

Title: Vice President

Ref #: 39184

Schedule I

(subject to adjustment in accordance with the Modified Following Business Day Convention)

From and including	To but excluding	Notional Amount (in USD)
11/262007	12/25/2007	915,300.25
12/25/2007	1/25/2008	7,202,254.42
1/25/2008	2/25/2008	14,367,088.15
2/25/2008	3/25/2008	22,290,629.81
3/25/2008	4/25/2008	30,556,714.86
4/25/2008	5/25/2008	40,820,033.74
5/25/2008	6/25/2008	48,360,348.82
6/25/2008	7/25/2008	55,372,722.59
7/25/2008	8/25/2008	62,340,257.07
8/25/2008	9/25/2008	70,925,559.83
9/25/2008	10/25/2008	79,140,840.80
10/25/2008	11/25/2008	89,650,848.77
11/25/2008	12/25/2008	96,199,289.60
12/25/2008	1/25/2009	95,828,086.80
1/25/2009	2/25/2009	88,309,271.57
2/25/2009	3/25/2009	92,940,903.18
3/25/2009	4/25/2009	96,914,528.02
4/25/2009	5/25/2009	103,391,696.93
5/25/2009	6/25/2009	106,330,973.74
6/25/2009	7/25/2009	108,405,103.04
7/25/2009	8/25/2009	110,378,516.39
8/25/2009	9/25/2009	111,945,140.35
9/25/2009	10/25/2009	113,077,813.63
10/25/2009	11/25/2009	113,088,036.64
11/25/2009	12/25/2009	112,297,519.82
12/25/2009	1/25/2010	108,858,756.02
1/25/2010	2/25/2010	107,031,854.19
2/25/2010	3/25/2010	100,540,742.25
3/25/2010	4/25/2010	43,506,183.06
4/25/2010	5/25/2010	47,332,712.32
5/25/2010	6/25/2010	50,692,101.57
6/25/2010	7/25/2010	53,480,124.30
7/25/2010	8/25/2010	55,613,532.31
8/25/2010	9/25/2010	56,108,045.06
9/25/2010	10/25/2010	55,811,248.31
10/25/2010	11/25/2010	55,450,273.70
11/25/2010	12/25/2010	55,045,742.89
12/25/2010	1/25/2011	54,601,166.04
1/25/2011	2/25/2011	54,058,438.17
2/25/2011	3/25/2011	53,545,518.88
3/25/2011	4/25/2011	53,002,016.36
4/25/2011	5/25/2011	52,430,749.51
5/25/2011	6/25/2011	51,834,374.03
6/25/2011	7/25/2011	51,215,368.10
7/25/2011	8/25/2011	50,576,107.77
8/25/2011	9/25/2011	49,731,117.81
9/25/2011	10/25/2011	48,975,980.85
10/25/2011	11/25/2011	48,074,169.04
11/25/2011	12/25/2011	42,187,185.62
12/25/2011	1/25/2012	36,084,036.80